UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2017

HERSHA HOSPITALITY TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-14765	251811499
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 Hersha Drive

Harrisburg, Pennsylvania 17102

(Address and zip code of

principal executive offices)

Registrant’s telephone number, including area code: (717) 236-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.Submission of Matters to a Vote of Security Holders.

On June 1, 2017, the Company held its 2017 annual meeting of shareholders (the “Annual Meeting”). There were 39,616,657 common shares of the Company represented in person or by proxy at the meeting, constituting approximately 94.78% of outstanding common shares on March 31, 2017, the record date for the Annual Meeting. The matters voted upon at the Annual Meeting and the final results of such voting are set forth below:

Proposal 1: Election of Four Class II Trustees to the Company’s Board of Trustees

	For	Against	Abstain	Broker Non-Votes
Hasu P. Shah	34,371,826	1,633,260	25,236	3,586,335
Dianna F. Morgan	34,657,232	1,347,963	25,127	3,586,335
John M. Sabin	35,239,275	765,646	25,401	3,586,335
Jackson Hsieh	34,118,032	1,886,689	25,601	3,586,335

All trustee nominees were duly elected.  Each of the individuals named in the table above will serve as a Class II trustee until the 2019 annual meeting of shareholders and until his or her successor is duly elected and qualified.

Proposal 2: Advisory Vote on Executive Compensation

For	Against	Abstain	Broker Non-Votes
35,221,712	740,872	67,738	3,586,335

The proposal was approved on an advisory basis.

Proposal 3: Advisory Vote on Frequency of Future Advisory Shareholder Votes on Executive Compensation

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
30,796,299	26,185	5,159,395	48,443	3,586,335

As disclosed above, 30,796,299 of the votes cast on Proposal No. 3 voted, on an advisory basis, to hold an advisory shareholder vote on executive compensation every year.  In view of these voting results and in accordance with the Board of Trustees’ recommendation, the Board of Trustees has determined that advisory votes on executive compensation will be submitted to shareholders every year until the next required advisory vote on the frequency of shareholder votes on executive compensation.

Proposal 4: Ratification of the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2017

●
For	Against	Abstain	Broker Non-Votes
39,340,494	251,280	24,883	N/A

The appointment was ratified.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HERSHA HOSPITALITY TRUST

Date: June 1, 2017	By:	/s/ Ashish R. Parikh
Ashish R. Parikh
Chief Financial Officer